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                   U.S. SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.

                                FORM 8-K

                             CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934





                             September 14, 2000
              ------------------------------------------------
              Date of Report (date of earliest event reported)




                             Capco Energy, Inc.
            -----------------------------------------------------
             Exact Name of Registrant as Specified in its Charter





        Colorado                      0-10157             84-0846529
----------------------------     ---------------     ----------------------
State or Other Jurisdiction      Commission File     IRS Employer Identifi-
of Incorporation                 Number              cation Number




                       2922 East Chapman, Suite 202
                         Orange, California 92869
         ---------------------------------------------------------
         Address of Principal Executive Office, Including Zip Code


                               (714) 288-8230
            ---------------------------------------------------
            Registrant's Telephone Number, Including Area Code









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ITEM 5.  OTHER EVENTS.

     The registrant used the purchase method of accounting in reporting the previously announced acquisition of Capco Resources Ltd.(a Canadian company) ("CRL"), effective in December 1999. Based upon additional analysis of the common stockholder interests that existed at the time of the transaction, it has been determined that the acquisition should have been accounted for and reported using reverse-acquisition accounting procedures.

     The registrant is gathering information to prepare the pre acquisition comparative historical financial statements of CRL along with pro forma financial statements and other disclosure, giving effect to the business combination using reverse acquisition accounting at the acquisition date.

     Due to the required restatement of previously issued financial statements of CRL, the registrant has been unable to obtain all of the information on a timely basis from Canada and thus has not been able to timely file its Form 10-KSB for the year ended May 31, 2000.

     The registrant will file the Form 10-KSB for the year ended May 31, 2000, as soon as practicable.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     CAPCO ENERGY, INC.



Dated: September 14, 2000            By:/s/ Dennis R. Staal
                                        Dennis R. Staal,
                                        Chief Financial Officer